PLEASE FILE THIS PROSPECTUS SUPPLEMENT WITH YOUR RECORDS.


                               STRONG VALUE FUNDS
                                 INVESTOR CLASS

                            STRONG ALL CAP VALUE FUND
                           STRONG DIVIDEND INCOME FUND
                            STRONG DOW 30 VALUE FUND
                         STRONG MID CAP DISCIPLINED FUND
                         STRONG SMALL COMPANY VALUE FUND
                           STRONG STRATEGIC VALUE FUND

Supplement to the Prospectus dated May 1, 2003, as supplemented on November 7, 2003


STRONG STRATEGIC VALUE FUND
Effective immediately, Mr. Eric F. Crigler is the Portfolio Manager of the Strong Strategic Value Fund.

Eric F. Crigler joined Strong in July 1996 and has earned the right to use the Chartered Financial Analyst(R) designation. Since January 1999, Mr. Crigler has been a manager of equity accounts. From July 1996 to December 1998, he was an equity research analyst. Mr. Crigler received his bachelor's degree in mathematics from Murray State University in 1990 and his master's of business administration degree in finance and economics from Indiana University in 1996.

STRONG ALL CAP VALUE FUND
Effective October 20, 2003, the Strong All Cap Value Fund's name will be changed to the Strong Small/Mid Cap Value Fund. Any reference to the All Cap Value Fund will be replaced with Small/Mid Cap Value Fund. In addition, on page 1 of the prospectus, the first full paragraph under "What are the Funds' principal investment strategies?" is deleted and replaced with the following paragraph:

The SMALL/MID CAP VALUE FUND invests, under normal conditions, at least 80% of its net assets in stocks of small- and medium-capitalization companies that the Fund's manager believes are undervalued relative to the market based on earnings, cash flows, or asset value. The Fund defines "small-capitalization companies" and "medium-capitalization companies" as companies with a market capitalization substantially similar to that of companies in the Russell
2000(TM) Index and Russell Midcap(R) Index, respectively, at the time of investment. Although the Fund may invest in stocks of any economic sector, at times it may emphasize one or more particular sectors. The Fund may also invest up to 30% of its net assets in foreign securities. The Fund may invest in derivative securities for nonspeculative purposes (e.g. to manage investment risks, for liquidity, or to enhance the Fund's return). The manager may sell a stock when the manager believes fundamental changes will hurt the company over the long term or when its price becomes excessive.






        The date of this Prospectus Supplement is November 12, 2003.